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Exhibit 99.8

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Escrow Agreement") is made effective this 14th day of December, 2001 by and among Health Sciences Group, Inc., a Colorado corporation ("HESG") with its principal office at Howard Hughes Center 6080 Center Drive, 6th Floor, Los Angeles, California 90045, XCEL Healthcare, Inc., a California corporation ("XCEL") with its principal office at 6016 Fallbrook Ave., Suite 200, Woodland Hills, CA 91367, BioSelect Innovations, Inc., a Nevada corporation ("BioSelect") with its principal office at 6016 Fallbrook Ave., Suite 202, Woodland Hills, CA 91367, the individuals signatory hereto (the "Shareholders"), and Pollet & Richardson, a Law corporation (the "Escrow Agent") with its principal office at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024 (collectively referred to herein as the "Parties").

                                    RECITALS

         WHEREAS, HESG, XCEL, BioSelect and the Shareholders are parties to that certain Stock Purchase and Share Exchange Agreement of even date herewith (the "Agreement");

         WHEREAS, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Agreement.

         WHEREAS, the Escrow Agent has agreed to hold and release the HESG Shares, XCEL Shares and BioSelect Shares upon the terms and conditions of this Escrow Agreement;

         WHEREAS, as provided in Section 1.6 of the Agreement, upon their issuance at the Closing, and notwithstanding this Escrow Agreement, the HESG Shares, BioSelect Shares and XCEL Shares will carry such voting rights and rights to receive any declared dividends as if such shares were not held in escrow under this Escrow Agreement;

         NOW, THEREFORE, the Parties agree as follows:

1. ESCROW OF HESG, XCEL AND BIOSELECT SHARES: Until the termination of this Escrow Agreement, the Escrow Agent shall hold the HESG Shares, XCEL Shares and BioSelect Shares pursuant to Sections 1.1 and 1.2 of the Agreement.

2. DISCHARGE OF ESCROW HOLDER'S OBLIGATIONS: The Escrow Agent shall release the HESG Shares to the Shareholders, and the XCEL Shares and BioSelect Shares to HESG, in accordance with Section 1.5 of the Agreement, on the Guaranty Cancellation Date; PROVIDED, HOWEVER, that, in accordance with Section 1.5 of the Agreement, if any or all of the Shareholders cause undue delay or otherwise fail to cooperate in seeking the novation of the Personal Guarantees, as contemplated by Section 4.5 of the Agreement, then the Guaranty Cancellation Date shall be deemed to be the 180th day from the Closing Date, and the HESG Shares, XCEL Shares and BioSelect Shares shall be released from escrow on such date, free and clear of any encumbrances created by the Agreement or this Escrow Agreement.



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3. LIMITED DUTIES OF ESCROW AGENT: It is understood and agreed that the duties of the Escrow Agent are entirely ministerial in nature, being limited to receiving the HESG Shares, XCEL Shares and BioSelect Shares, duly endorsed in blank or with executed stock powers attached thereto in transferable form, as delivered to the Escrow Agent at the Closing pursuant to Sections Sections 1.1 and 1.2 of the Agreement.

         3.1 RELIANCE BY ESCROW AGENT: The Escrow Agent may conclusively rely on, and shall be protected when it acts in good faith upon, any statement, certificate, notice, request, consent, order, or other document which it believes to be genuine and signed by the proper Party. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document and its sole responsibility shall be to act only as set forth in this Escrow Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit, or proceeding in connection with this Escrow Agreement unless it is indemnified to its satisfaction. The Escrow Agent shall not be liable for any action taken or omitted, in good faith upon advice of counsel. In performing any of its duties hereunder, the Escrow Agent shall not incur any liability to anyone for damages, losses, or expenses except for its willful misconduct.

         3.2 ESCROW AGENT AS DEPOSITORY ONLY: The Escrow Agent acts hereunder as a depository only, and it is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it hereunder, or with respect to the form or execution of the same, or the identity, authority or rights of any person, executing the same. The Escrow Agent shall not be required to take or be bound by notice of any default of any person, or to take any action with respect to such default involving any expense or liability, unless notice in writing is given to an officer of the Escrow Agent of such default by the undersigned or any of them, and unless it is indemnified in a manner satisfactory to it against any expense or liability arising therefrom. The Escrow Agent shall not be liable for acting upon any notice, request, waiver, consent, receipt or other papers or documents not believed by the Escrow Agent to be genuine and to have been signed by the proper Party or Parties.

         3.3 NO LIABILITY FOR ERROR OF JUDGMENT: The Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith except its own willful misconduct. The Escrow Agent shall not be answerable for the default or misconduct of any agent, attorney or employee appointed by it if such agent, attorney or employee shall have been selected with reasonable care. The Escrow Agent may consult with legal counsel in the event of any dispute hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of any such counsel.

         3.4 FURTHER RIGHTS OF ESCROW AGENT: In the event of any disagreement between the undersigned or any of them, or the person or persons named in the foregoing instructions, or any other person, resulting in adverse claims or demands being made in connection with or for any papers, money or property involved herein or affected hereby, the Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand, so long as such disagreement shall continue, and in so refusing, the Escrow Agent shall not be or become liable to the undersigned or any of them or to any person named in the foregoing instructions for the failure or refusal to comply with such conflicting or adverse demands, and the Escrow Agent shall be entitled to continue to do, refrain or refuse to act until:

         a) the rights of adverse claimants have been finally adjudicated in a court assuming and having jurisdiction of the Parties and the money, papers and property involved herein or affected hereby; or

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         b) all differences shall have been adjusted by agreement and the Escrow
         Agent shall have been notified thereof in writing signed by all of the persons interested; and

         c) Escrow Agent shall have the right, at any time, to commence interpleader at the expense of all other Parties to this Escrow Agreement

4. NO FEES TO ESCROW AGENT: The Escrow Agent shall not receive a fee for the discharge of its duties under this Escrow Agreement. However, in the event that the conditions of this Escrow Agreement are not fulfilled, or the Escrow Agent renders any material service not contemplated by the Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification thereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party or justifiably intervenes in any litigation pertaining to this Escrow Agreement, or the subject matter hereof, the Escrow Agent shall be reasonably compensated for such extraordinary expenses, including reasonable attorneys' fees, occasioned by any delay, controversy, litigation or event, and the same may be recoverable from HESG or jointly and severally from all other parties.

5. NOTICE: The notice addresses of the Parties hereto are as follows:

         HESG:                Health Sciences Group
                              Howard Hughes Center
                              6080 Center Drive, 6th Floor
                              Los Angeles, CA 90045
                              Attention:  Fred E. Tannous
                              Fax:  310-362-8607


         XCEL:                XCEL Healthcare, Inc.
                              6016 Fallbrook Ave., Suite 200
                              Woodland Hills, CA 91367
                              Attention:  Ron Gustilo
                              Fax:  818-346-8995

         BioSelect:           Same as XCEL

         Shareholders:        Same as XCEL

         Escrow Agent:        Pollet & Richardson
                              10900 Wilshire Boulevard, Suite 500
                              Los Angeles, CA 90024-6526
                              Fax:  310-208-1182

6. MISCELLANEOUS: The provisions of Section 4 shall survive any termination of this Escrow Agreement, whether by full release of the HESG Shares, XCEL Shares and BioSelect Shares, resignation or termination of the Escrow Agent, or otherwise.

7. ACKNOWLEDGEMENT: Escrow Agent hereby acknowledges receipt of this Escrow Agreement and agrees to act in accordance with said Escrow Agreement and upon the terms and conditions set forth herein.

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         IN WITNESS WHEREOF, the Parties hereto have caused this Escrow
Agreement to be duly executed as of the day and year first written above.


HESG:                                                THE ESCROW AGENT:

Health Sciences Group, Inc.                          Pollet & Richardson


  /s/ Fred E. Tannous                                /s/ Erick Richardson
---------------------------                          ----------------------
By:  Fred E. Tannous                                 By:  Erick Richardson
Its: Chief Executive Officer                         Its:  Principal


XCEL:

XCEL Healthcare, Inc.

By:    /s/ Richard L. Kleinberger
     ---------------------------------------
Its:  Chief Executive Officer

BIOSELECT:

BioSelect Innovations, Inc.

By:    /s/ Ron A. Gustilo
     ---------------------------------------
Its:  Chief Operating Officer


SHAREHOLDERS:

  /s/ Daniel I. Gelber
--------------------------------------------
Daniel I. Gelber


  /s/ Ron A. Gustilo
--------------------------------------------
Ron A. Gustilo


  /s/ Richard L. Kleinberger
--------------------------------------------
Richard L. Kleinberger





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